Van Kampen Municipal Opportunity Trust II
                       Item 77(o) 10F-3 Transactions
                     October 1, 2002 - March 31, 2003



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
    The       11/22/  $104.8  $731,970,00  5,000,0   0.683%  1.696
Commonwealt   02         6         0         00                %    UBS Paine
    h of                                                              Webber
Massachuset                                                         Inc, Bear,
     ts                                                             Stearns &
                                                                       Co.,
                                                                     Goldman,
                                                                     Sachs &
                                                                     Co., JP
                                                                     Morgan,
                                                                      Lehman
                                                                    Brothers,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                     Advest,
                                                                    Inc, A.G.
                                                                    Edwards &
                                                                    Sons, Inc,
                                                                    CIBC World
                                                                     Markets,
                                                                      Corby
                                                                     Capital
                                                                     Markets
                                                                       Inc,
                                                                     Eastern
                                                                       Bank
                                                                     Capital
                                                                     Markets,
                                                                    Fahnestock
                                                                    & Co. Inc,
                                                                      First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Janney
                                                                    Montgomery
                                                                    Scott Inc,
                                                                      Mellon
                                                                    Financial
                                                                     Markets,
                                                                       Inc,
                                                                     Merrill
                                                                     Lynch &
                                                                       Co.,
                                                                      Morgan
                                                                     Stanley,
                                                                    Prudential
                                                                    Securities
                                                                    , Quick &
                                                                     Reilly,
                                                                       Inc,
                                                                    Ramirez &
                                                                    Co., Inc,
                                                                     Raymond
                                                                     James &
                                                                    Associates
                                                                    , Inc, RBC
                                                                       Dain
                                                                     Rauscher
                                                                    Inc, State
                                                                      Street
                                                                      Global
                                                                     Markets,
                                                                     LLC, and
                                                                     Wachovia
                                                                      Bank,
                                                                     National
                                                                    Associatio
                                                                        n


                                                                      First
                                                                      Albany
                                                                    Corporatio
  New York                                                          n, Merrill
State Urban                                                          Lynch &
Development   12/06/  $97.85  $363,065,00  3,000,0   0.826%  1.018  Co., Bear
Corporation     02                 0         00                %    Stearns &
                                                                     Co. Inc,
                                                                     Goldman
                                                                     Sachs &
                                                                       Co.,
                                                                      Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    UBS Paine
                                                                      Webber
                                                                       Inc,
                                                                      Lehman
                                                                    Brothers,
                                                                    JP Morgan,
                                                                    M.R. Beal
                                                                    & Company,
                                                                    CIBC World
                                                                     Markets,
                                                                     Raymond
                                                                     James &
                                                                    Associates
                                                                      , Inc,
                                                                    Ramirez &
                                                                    Co., Inc,
                                                                    Roosevelt
                                                                     & Cross,
                                                                    Incorporat
                                                                       ed,
                                                                     Advest,
                                                                    Inc, A.G.
                                                                    Edwards &
                                                                    Sons, Inc,
                                                                     Jackson
                                                                    Securities
                                                                    Incorporat
                                                                    ed, Quick
                                                                    & Reilly,
                                                                       Inc,
                                                                     Siebert
                                                                    Brandford
                                                                     Shank &
                                                                     Co. LLC